OMNIBUS AMENDMENT No. 5

          THIS OMNIBUS AMENDMENT NO. 5, dated as of June 29, 2010 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and the Required Purchasers (as defined in the Transaction Documents) and relates to the following transaction documents (the “Transaction Documents”): (1) the Custodial Agreement, dated as of May 1, 2006, by and among, BXG Timeshare Trust I (the “Issuer”), Bluegreen Timeshare Finance Corporation I (the “Depositor”), Bluegreen Corporation (“Bluegreen”) as servicer (the “Servicer”), Concord Servicing Corporation (the “Backup Servicer”), U.S. Bank National Association as Custodian (the “Custodian”) and as Indenture Trustee (the “Indenture Trustee”) and Branch Banking and Trust Company (the “Agent”), as amended by that certain Omnibus Amendment, dated as of March 1, 2008 (“Amendment No. 1”), by and among the parties named therein, as further amended by that certain Omnibus Amendment No. 2, dated as of May 22, 2009 (“Amendment No. 2”), by and among the parties named therein, as further amended by that certain Omnibus Amendment No. 3, dated as of June 25, 2009, by and among the parties named therein (“Amendment No. 3”), and as further amended by that certain Omnibus Amendment No. 4, dated June 30, 2009, by and among the parties named therein (“Amendment No. 4” and together with Amendment No. 1, Amendment No. 2 and Amendment No. 3, the “Prior Omnibus Amendments”) (the “Custodial Agreement”), (2) the Backup Servicing Agreement, dated as of May 1, 2006, by and among the Backup Servicer, the Agent, the Servicer, the Issuer, the Indenture Trustee and the Depositor (as amended by the Prior Omnibus Amendments, the “Backup Servicing Agreement”), (3) the Sale Agreement, dated as of May 1, 2006, by and between the Issuer and the Depositor (as amended by the Prior Omnibus Amendments, the “Sale Agreement”), (4) the Purchase and Contribution Agreement, dated as of May 1, 2006, by and between Bluegreen and the Depositor (as amended by the Prior Omnibus Amendments, the “Purchase Agreement”), (5) the Remarketing Agreement, dated as of May 1, 2006, by and among the Issuer, the Indenture Trustee, Bluegreen, as servicer, and Bluegreen, as remarketing agent (as amended by the Prior Omnibus Amendments, the “Remarketing Agreement”), (6) the Administration Agreement, dated as of May 1, 2006, by and among, Bluegreen, the Issuer, the Indenture Trustee and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) (as amended by the Prior Omnibus Amendments, the “Administration Agreement”), (7) the Second Amended and Restated Indenture, dated as of June 1, 2009, by and among the Issuer, the Servicer, Vacation Trust, Inc. (the “Club Trustee”), the Backup Servicer, U.S. Bank National Association, as Indenture Trustee, as Paying Agent (the “Paying Agent”) and as Custodian, and the Agent (the “Indenture”), (8) the Second Amended and Restated Note Funding Agreement, dated as of June 1, 2009, by and among the Issuer, Bluegreen as Servicer and as Seller, the Depositor, the Purchasers parties thereto and the Agent (the “Note Funding Agreement”), (9) the Trust Agreement, dated as of May 5, 2006, by and among the Depositor, GSS Holdings, Inc. (the “Trust Owner”, and together with Bluegreen, the Agent, the Depositor, the Issuer, the Backup Servicer, the Custodian, the Paying Agent, the Indenture Trustee, the Owner Trustee, and the Club Trustee, the “Transaction Parties”), and the Owner Trustee (as amended by Amendment No. 1, dated as of March 1, 2008, by and among the parties thereto, and as further amended by Amendment No. 2, dated as of June 1, 2009, by and among the parties thereto, the “Trust Agreement”), and (10) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Transaction Parties desire to amend the Second Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Second Amended and Restated Standard Definitions”) in the manner set forth herein.

WHEREAS, Branch Banking and Trust Company, as Agent and nominee on behalf of the Purchasers, is the sole registered Noteholder under the Indenture, and constitutes the Required Purchasers (each of the terms “Purchasers,” “Noteholder” and “Required Purchasers” shall have the meaning given thereto in the Second Amended and Restated Standard Definitions).

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01 Amendment of Standard Definitions

The following definitions shall replace the corresponding definition in the Second Amended and Restated Standard Definitions:

““Commitment Expiration Date” shall be August 30, 2010 or such later date specified in writing to the Issuer by all Committed Purchasers in their sole discretion.”

““Facility Termination Date” shall mean the earliest of (i) the Commitment Expiration Date, (ii) the date of any termination of the Note Funding Agreement by the Issuer pursuant to Section 2.2(a) thereof, (iii) the date the Commitments are terminated pursuant to Section 2.5 of the Note Funding Agreement (except if such termination is a result of a Cash Accumulation Event), (iv) the Stated Maturity, and (v) the occurrence of the Servicer Event of Default set forth in clause (o) of the definition thereof for which the indebtedness under the related Material Credit Facility has been accelerated.”

““Funding Termination Event” shall mean the occurrence of any of the following events: (a) an Event of Default shall have occurred, or (b) any representation or warranty made or deemed made by the Issuer, the Depositor, the Seller or the Servicer herein or in any other Transaction Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with the Note Funding Agreement or any such other Transaction Document shall prove to have been incorrect in any material and adverse respect on or as of the date made or deemed made (except where such representation or warranty specifically relates to any earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date); provided that a breach of the Seller’s representation and warranty under Section 6(a) of each of the Sale Agreement or the

Purchase Agreement shall be deemed to occur only if the Seller is required to and does not repurchase or provide substitute Timeshare Loans for the Timeshare Loans causing such violation in accordance with the terms of the Purchase Agreement or Sale Agreement within the time frame provided for therein; or (c) the Issuer, the Depositor, the Seller or the Servicer shall fail to observe or perform any material provision of any other agreement contained in the Note Funding Agreement or any other Transaction Document (other than as provided in paragraphs (a) and (b) of this definition), and such failure shall continue unremedied for a period of five Business Days after the Issuer, the Depositor, the Seller or the Servicer becomes aware of or is notified of such failure; or (d)(i) the Indenture shall cease, for any reason, to be in full force and effect, or the Issuer shall so assert or (ii) the Lien created by the Indenture shall cease to be enforceable and of the same effect and priority purported to be created thereby; or (e) a Cash Accumulation Event shall have occurred.”

Section 2.01. References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 2.02. Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.03. Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES AND THE REQUIRED PURCHASER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.04. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.05. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.06. Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.07. Direction to the Owner Trustee.

By its execution hereof, the Depositor hereby authorizes and directs the Owner Trustee to execute, deliver and perform this Amendment and any and all other documents, instruments and agreements, and to take any and all other action which may be necessary or convenient to effect the transactions contemplated hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

BLUEGREEN CORPORATION

By:
Name:
Title:

BLUEGREEN TIMESHARE FINANCE
CORPORATION I

By:
Name:
Title:

BXG TIMESHARE TRUST I,

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

CONCORD SERVICING CORPORATION

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, as Custodian and as Paying Agent

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY, as Agent and as Purchaser

By:
Name:
Title:

GSS HOLDINGS, INC., as Trust Owner

By:
Name:
Title:

VACATION TRUST, INC., as Club Trustee

By:
Name:
Title: